NOTE: All EPS figures contained in these presentation materials have been adjusted for the January 2008 2-for-1 stock split.

Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2006 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Twin Disc At A Glance


Manufacturing
TDI Distributors
Independent Distributors
Service Dealers

- Founded in 1918
- Headquartered in Racine, WI
- 1,000 employees
- We are a global company
  - Well-known customers around the world
  - Operations in the U.S., Italy, Belgium, Switzerland and Japan
  - World-wide distributor network

FY 2008 Financial Highlights

- Record 1st & 2nd Quarter Sales
  - Continued growth from mega-yacht and commercial marine markets
  - Strong demand for land based transmission products for the Airport Rescue and Fire Fighting (ARFF) and military markets
  - Experiencing cyclical softening in industrial product markets
  - 2nd Quarter slow down in demand for oil and gas transmissions
- Gross margins remain >30%
- Equaled FY 2007's first nine months record net earnings
- 3rd Qtr Six Month Backlog >> $126 million record

Key Investment Highlights

- Added To Russell 2000 Index
- Two 2-for-1 Stock Splits (last 2 years)
- Three Dividend Increases (last 2 years)
- Share Repurchase Program
- Strong Balance Sheet

Marine Markets







Marine Systems

Marine Transmissions, Propulsion & Boat Management Systems


Electronic Controls
Anchor Winches
Power Steering
QuickShift® Transmissions
Gangways
Trim Tabs, Stern Thrusters
Surface Drives, Propellers, Water Jets, Drivelines
Bow Thrusters

Marine Systems



- Target Markets: Pleasure, commercial & military boats 30' to 250'
- Products: Transmissions, Surface Drives, Propellers, Steering/Thruster/Trim Systems
- Channels: Engine OEMs & dealers & boat builders
- Customers: CAT, Cummins, MAN, MTU, Volvo / Azimuth, Baia, Ferretti, Hatteras, Riviera, Sanlorenzo, Sunseeker
- Competition: ZF, Reintjes / Kamewa /Side Power, Ultraflex

Transmission Systems



Transmission Systems

Transmissions **Torque Converters** **Electronic Controls**



- Target Market: Off-highway and all-terrain specialty vehicles
- Products: Niche products - 400 to 3,000 HP
- Channel: OEM vehicle mfrs.
- Customers: BAE, Oshkosh, Tatra / BJ Services, Cisco High-Lift, Crown Energy, Enerflo, Fractec, Trican
- Competitors: Allison, ZF

Industrial Products







Industrial Products

Clutches **PTOs** **Torque Converters** **Variable Speed & Starting Drives**



- Target Market: Heavy duty industrial disconnect applns
- Products: Mech & hyd clutches, PTOs & pump mount drives - 100 - 2,500 HP
- Channels: Distribution & OEMs
- Customers: Bandit, Morbark, Peterson Pacific / OEM engine dealers
- Competitors: Funk, NACD, PT Tech, Stiebel, Transfluid, WPT

Technology Differentiation

- Land-Based
  - 8500 Series
  - "Pump & Roll"
  - "Legacy" Contracts
  - Electronic Control Systems
- Marine
  - QuickShift®
  - Dynamic Positioning
  - Rolla CFD
  - Electronic/Hydraulic Boat Management Systems

Managing Our Cost Structure

Investing in Core Competencies



Managing Our Cost Structure

Global Sourcing


Lower Cost
Low Cost
Sourcing Offices

Net Sales & Net Earnings (Fiscal Year)


$ millions
$350
$300
$250
$200
$150
$100
$50
$0
$ millions
$25
$20
$15
$10
$5
$0
$186
$219
$243
$317
$332
FY04
FY05
FY06
FY07
TTM*
Net Sales
Net Earnings

* See Appendix III for reconciliation of TTM (trailing 12 month) figures to reported figures.

Net Sales & Net Earnings
(First Nine Months)



$ millions
$ millions
$250
$200
$150
$100
$50
$0
$25
$20
$15
$10
$5
$0
$129
$157
$171
$226
$241
$2.8
$3.8
$8.8
$16.9
$17.2
FY04
FY05
FY06
FY07
FY08
Net Sales
Net Earnings

Consolidated Earnings Per Share
(Diluted)


$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.05
$0.03
$0.16
$0.25
$0.09
$0.10
$0.13
$0.27
$0.21
$0.21
$0.32
$0.48
$0.31
$0.48
$0.64
$0.41
$0.44
$0.37
$0.70
FY04
FY05
FY06
FY07
FY08
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

EBITDA

(See Appendices I & II for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)


$ millions
% sales
$50
$40
$30
$20
$10
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
$4.3
$17.4
$16.2
$30.5
$44.5
$43.8
2.4%
9.3%
7.4%
12.5%
14.0%
13.2%
FY03
FY04
FY05
FY06
FY07
TTM*
EBITDA
% of Sales

* See Appendix III for reconciliation of TTM figures to reported figures.

Debt ($) & Debt to Total Capital (%)


$70
$60
$50
$40
$30
$20
$10
$0
Millions
40%
35%
30%
25%
20%
15%
10%
5%
0%
37%
33%
35%
28%
31%
27%
24%
31%
28%
31%
$21.3
FY99
FY00
FY01
FY02
FY03
FY04
FY05
FY06
FY07
Q3 '08

First Nine Months cash outflows included —

- *Stock Repurchases* *$15,643,000*
  (660,000 shares (post-split figure) repurchased in 1st & 3rd fiscal quarters)
- *CAPEX* *10,605,000*
- *Domestic Pension Contributions* *1,720,000*

Corporate Six Month Backlog

(Orders to be shipped in the next 6 months)


$ millions
140
120
100
80
60
40
20
0
$37
$52
$66
$86
$118
$126
J S D M J S D M J S D M J S D M J S D M J S D M J S D M J S D M J S D M J S D M
FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08

Fiscal Year 2008 Outlook

- FY 2008 will be another good year
- Cyclical softening continues in industrial markets
- Slow down in demand for oil and gas transmissions
- Key markets will remain strong
  - Outlook for mega-yachts is bright
  - Activity in crew & supply boats is solid
  - Demand & inquiries for military transmissions remain strong
  - Global outlook for Airport Rescue & Fire Fighting (ARFF) vehicular transmissions continues to be very good

Fiscal Year 2008 Outlook

- Technology differentiation/new products
- Opportunity for operating leverage continues
  - Increasing volume
  - Expanding global outsourcing
  - Investing in core competencies
- Active Acquisition Program
- Board authorized repurchase of up to an additional 500,000 shares

Appendices

Appendix I

Non-GAAP Financial Disclosures

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.

Appendix II

Reconciliation of Net Earnings to EBITDA

in $ thousands, except % data	2003	2004	2005	2006	2007	TTM*
Net Earnings	**$ (2,394)**	**$ 5,643**	**$ 6,910**	**$ 14,453**	**$ 21,852**	**$ 22,244**
Income Taxes	(300)	4,964	2,485	8,470	12,273	10,986
Interest Expense	1,323	1,078	1,134	1,718	3,154	3,126
Depreciation & Amortization	5,673	5,692	5,677	5,866	7,252	7,474
Earnings before interest, taxes, depreciation and amortization	**$ 4,302**	**$ 17,377**	**$ 16,206**	**$ 30,507**	**$ 44,531**	**$ 43,830**
Net Sales	$ 179,591	$ 186,089	$ 218,472	$ 243,287	$ 317,200	$ 332,137
EBITDA as a % of Sales	***2.4%***	***9.3%***	***7.4%***	***12.5%***	***14.0%***	***13.2%***

*** See Appendix III for reconciliation of TTM figures to reported figures.**

Appendix III

Reconciliation of TTM Data to Reported Quarterly Figures

	Q1 07*	Q2 07*	Q3 07*	Q4 07 (A)	FY 07	Q1 08*	Q2 08*	Q3 08*	YTD* (B)	TTM (A) + (B)
Sales	$ 65,774	$ 74,239	$ 86,405	$ 90,782	$ 317,200	$ 73,613	$ 81,894	$ 85,838	$ 241,345	$ 332,127
Gross Profit	20,313	24,389	28,185	30,022	102,909	23,851	25,346	26,627	75,823	105,845
Interest Exp	643	824	886	801	3,154	744	825	757	2,325	3,126
Net Earnings	3,672	5,670	7,509	5,001	21,852	5,106	4,209	7,929	17,243	22,244
EPS, Diluted	$ 0.31	$ 0.48	$ 0.64	$ 0.41	$ 1.84	$ 0.44	$ 0.37	$ 0.70	$ 1.51	$ 1.92
EPS, Basic	$ 0.32	$ 0.49	$ 0.65	$ 0.43	$ 1.88	$ 0.45	$ 0.37	$ 0.71	$ 1.52	$ 1.95
CAPEX	1,267	6,744	3,197	4,473	15,681	2,502	4,318	3,785	10,605	15,078
Deprec.	1,444	1,924	1,836	2,048	7,252	1,755	1,805	1,866	5,426	7,474
Oper Cash Flow	(9,493)	3,085	2,684	21,210	17,486	5,142	5,886	(213)	10,815	32,025
Dividends	554	555	643	643	2,395	653	784	783	2,220	2,863
Pretax Income	6,098	9,285	11,585	7,361	34,329	8,418	6,964	10,707	26,089	33,450
Taxes	2,377	3,573	4,023	2,300	12,273	3,237	2,729	2,719	8,686	10,986

* Quaterly Data is from the Company's unaudited quarterly Form 10-Q filings with the SEC.

Appendix IV

3rd Fiscal Quarter Condensed Consolidated Statements of Operations

($ thousands, unaudited)	2008	2007	2006	2005
Sales	$ 85,838	$ 86,405	$ 64,125	$ 56,436
Gross Profit	26,627	28,185	19,906	14,675
	31.0%	*32.6%*	*31.0%*	*26.0%*
MEA Expense	14,969	15,913	13,153	11,227
	17.4%	*18.4%*	*20.5%*	*19.9%*
Interest Expense	757	886	421	304
Misc. Exp/(Inc)	194	(199)	34	181
Pretax Earnings	10,707	11,585	6,298	2,963
Income Taxes	2,719	4,023	2,445	1,388
Minority Interest	(59)	(53)	(34)	4
Net Earnings	$ 7,929	$ 7,509	$ 3,819	$ 1,579
EBITDA	$ 13,271	$ 14,254	$ 8,073	$ 4,665
DILUTED EPS	$ 0.70	$ 0.64	$ 0.32	$ 0.13

Appendix V

2nd Fiscal Quarter Condensed Consolidated Statements of Operations

($ thousands, unaudited)	2008	2007	2006	2005
Sales	$ 81,894	$ 74,239	$ 57,051	$ 54,731
Gross Profit	25,346	24,389	16,023	13,938
	30.9%	*32.9%*	*28.1%*	*25.5%*
MEA Expense	17,378	14,528	11,489	11,261
	21.2%	*19.6%*	*20.1%*	*20.6%*
Interest Expense	825	824	399	291
Misc. Exp/(Inc)	179	(248)	(47)	185
Pretax Earnings	6,964	9,285	4,182	2,201
Income Taxes	2,729	3,573	1,671	1,045
Minority Interest	(26)	(42)	(22)	(43)
Net Earnings	$ 4,209	$ 5,670	$ 2,489	$ 1,113
EBITDA	$ 9,568	$ 11,991	$ 5,963	$ 3,764
DILUTED EPS	$ 0.37	$ 0.48	$ 0.21	$ 0.10

Appendix VI

1st Fiscal Quarter Condensed Consolidated Statements of Operations

($ thousands, unaudited)	2008	2007	2006	2005
Sales	$ 73,613	$ 65,774	$ 49,577	$ 45,382
Gross Profit	23,851	20,313	14,404	11,652
	32.4%	*30.9%*	*29.1%*	*25.7%*
MEA Expense	14,694	13,652	10,147	9,509
	20.0%	*20.8%*	*20.5%*	*21.0%*
Interest Expense	744	643	316	219
Misc. Exp/(Inc)	(5)	(80)	(54)	(44)
Pretax Earnings	8,418	6,098	3,995	1,968
Income Taxes	3,237	2,377	1,466	866
Minority Interest	(75)	(49)	(43)	(25)
Net Earnings	$ 5,106	$ 3,672	$ 2,486	$ 1,077
EBITDA	$ 10,842	$ 8,136	$ 5,585	$ 3,399
DILUTED EPS	$ 0.44	$ 0.31	$ 0.21	$ 0.09

Appendix VII

Marketing, Engineering & Administrative Expenses (ME&A)

	Qtr 3	YTD
FY 2007 ME&A Expenses	**$ 15,913**	**$ 44,093**
% of sales	*18.4%*	*19.5%*
Significant Year-over-Year Variances:		
Decrease in Stock Based Comp Expense	(2,318)	(1,552)
Impact of Foreign Currency Translation	869	1,947
Increase in Corporate IT/ERP Implementation Expenses	281	1,263
Special Projects/Professional Services	57	412
Lower Domestic Pension Expenses	(134)	(431)
All Other (primarily inflationary increases in salaries & wages)	301	1,309
	(944)	2,948
FY 2008 ME&A Expenses	**$ 14,969**	**$ 47,041**
% of sales	*17.4%*	*19.5%*

Appendix VIII

Fiscal Year Condensed Consolidated Statements of Operations

($ thousands, per Form 10-K)	2007	2006	2005	2004
Sales	$ 317,200	$ 243,287	$ 218,472	$ 186,089
Gross Profit	102,909	74,390	57,420	48,285
	32.4%	*30.6%*	*26.3%*	*25.9%*
MEA Expense	63,267	49,606	44,666	37,168
	19.9%	*20.4%*	*20.4%*	*20.0%*
Restructuring	2,652	-	2,076	-
Interest Expense	3,154	1,718	1,134	1,078
Misc. Exp/(Inc)	(493)	14	52	(593)
Pretax Earnings	34,329	23,052	9,492	10,632
Income Taxes	12,273	8,470	2,485	4,964
Minority Interest	(204)	(129)	(97)	(25)
Net Earnings	$ 21,852	$ 14,453	$ 6,910	$ 5,643
EBITDA	$ 44,531	$ 30,507	$ 16,206	$ 17,377
DILUTED EPS	$ 1.84	$ 1.22	$ 0.59	$ 0.50

Appendix IX

FY 2007 Financial Highlights — versus fiscal year 2006

- Record Sales >> $317 million
  - 30% revenue growth; 17% after BCS
  - Strong demand from oilfield, military and marine markets
- Gross margins remain >30% 32.4% (+180 bps)
- Net Earnings >> $22 million (+51%)
- FY end Backlog >> $110 million record

Appendix X

Impact of Significant Items — Fiscal Year 2007

	Qtr 4	Diluted EPS Impact	Full Year	Diluted EPS Impact
FY 2007, as reported	**$ 5,001**	**$ 0.42**	**$ 21,852**	**$ 1.84**
Significant Items (after-tax impact):				
Intangible Asset Write-off	366	$ 0.03	366	$ 0.03
Restructuring	1,751	$ 0.15	1,751	$ 0.15
BCS Purchase Acctg Adj.	-	$ -	733	$ 0.06
R&D Tax Project	(877)	$ (0.08)	(1,077)	$ (0.09)
	1,240	$ 0.10	1,773	$ 0.15
FY 2007, as adjusted	**$ 6,241**	**$ 0.52**	**$ 23,625**	**$ 1.99**
Additional Items (after-tax impact):				
Stock Based Comp Expense	740	$ 0.06	1,347	$ 0.12